EXIT AND DISPOSAL ACTIVITIES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
ASSETS:
Cash and cash equivalents	$ 0	$ 845
Other current assets	0	81
Total current assets associated with discontinued operations	0	926
Long-lived assets held-for-sale	0	217
Total non-current assets associated with discontinued operations	0	217
LIABILITIES:
Accounts payable	0	542
Payables for purchases of property, plant and equipment	0	359
Other current liabilities	0	264
Total current liabilities associated with discontinued operations	0	1,165
Revenues			$ 7,113
Cost of revenues			(9,510)
Operating (expenses) income:
Long-lived assets impairment			(18,770)
(Loss) income from discontinued operations, net of tax of nil	$ (141)	$ 1,261	$ (23,030)